SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2009

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250
Las Vegas, Nevada	89134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04  TRIGGERING EVENT THAT ACCELERATES A DIRECT FINANCIAL OBLIGATION

As previously noted on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2009, the Company decided not to issue 1,581,164 shares of common stock upon conversion of the Note by Leonardo pursuant to Leonardo’s January 20, 2009 conversion notice because the Company believes Leonardo’s trading practices with Company common stock previously received through conversions of the Note have resulted in the continual decline of the Company’s stock price in the market which decline is without relation to the overall poor market conditions prevalent over the last few months.  The Company was unable to work out a mutually satisfactory trading plan with Leonardo and, thus, in order to protect the value of its stock for all of its shareholders, the Company declined to honor Leonard’s conversion notice after which Leonardo issued a redemption notice dated February 23, 2009 as more fully explained in that Form 8-K.

As of 5:00pm EST on March 20, 2009 a principle balance of $1,404,800 plus interest through this date remains outstanding with Leonardo, L.P. (“Leonardo”) on its Senior Secured Note (“Note”) issued by the Company on March 20, 2006.  This will not be paid, which constitutes a default on the Note.

It is expected the matter of the outstanding balance will be resolved through negotiation, litigation or some other dispute resolution means.  Daniel C. Montano, the Chief Executive Officer of the Company, has personally guaranteed the Note.  If he is required to honor such guaranty, the Company would become liable to indemnify Mr. Montano for the amount he is required to pay to Leonardo.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1
Form of Note (incorporated by reference to Exhibit 10.7 on the Form 8-K filed with the Securities and Exchange Commission March 22, 2006) and other related documents (incorporated by reference to Exhibits 10.1 to 10.6, 10.8 to 10.10 and 99.1 on the Form 8-K filed with the Securities and Exchange Commission March 22, 2006).

99.1	Redemption Letter from Leonardo, L.P. dated February 23, 2009 (incorporated by reference to Exhibit 99.1 on the Form 8-K filed with the Securities and Exchange Commission February 27, 2009).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: March 20, 2009	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.1
Form of Note (incorporated by reference to Exhibit 10.7 on the Form 8-K filed with the Securities and Exchange Commission March 22, 2006) and other related documents (incorporated by reference to Exhibits 10.1 to 10.6, 10.8 to 10.10 and 99.1 on the Form 8-K filed with the Securities and Exchange Commission March 22, 2006).

99.1	Redemption Letter from Leonardo, L.P. dated February 23, 2009 (incorporated by reference to Exhibit 99.1 on the Form 8-K filed with the Securities and Exchange Commission February 27, 2009).

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